Pear Tree Funds N-CSRS

Exhibit 99.906 CERT

Exhibit 19(b)

Certification Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Willard L. Umphrey, and Leon Okurowski, of Pear Tree Funds (the “Trust”) each certify that:

1. This Form N-CSR filing for the Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By:	/s/ Willard L. Umphrey
Willard L. Umphrey
President

Date:	November 24, 2025

By:	/s/ Leon Okurowski
Leon Okurowski
Treasurer

Date:	November 24, 2025